Exhibit 13

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M.A. Alazraki, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2007.

/s/ M.D. Alazraki

M.D. Alazraki
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Euince A. Vizcaino

Name: Eunice A. Vizcaino

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Balog, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2007.

/s/ James Balog

J. Balog
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Alvina Balog

Name: Alvina Balog

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, O.T. Dackow, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2007.

/s/ O.T. Dackow

O.T. Dackow
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Florence D. Dackow

Name: Florence D. Dackow

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 2007.

/s/ A. Desmarais

A. Desmarais
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Hugette Menard

Name: Hugette Menard

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Desmarais, Jr., a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 2007.

/s/ P. Desmarais, Jr.

P. Desmarais, Jr.
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Lucie Filteau

Name: Lucie Filteau

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Gratton, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2007.

/s/ R. Gratton

R. Gratton
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Nicole Barolet

Name: Nicole Barolet

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, S.Z. Katz, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2007.

/s/ S.Z. Katz

S.Z. Katz
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Regina Serico

Name: Regina Serico

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, W.T. McCallum, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2007.

/s/ W.T. McCallum

W.T. McCallum
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Shawna K. Shewmaker

Name: Shawna K. Shewmaker

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (relating to the Schwab OneSource Annuity), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2007.

/s/ B.E. Walsh

B.E. Walsh
Member, Board of Directors
First Great-West Life & Annuity Insurance
Company

Witness:

/s/ Diana Mathewson

Name: Diana Mathewson